UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 6, 2015

Date of Report

(Date of earliest event reported)

Corporate Resource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36060	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices and zip code)

                    (646) 443-2380

(Registrant’s telephone number, including area code)

                                    Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2015, Ms. Gina Russo, Corporate Secretary of Corporate Resource Services, Inc. (the “Company”), submitted her resignation effective immediately.

On February 6, 2015, Joseph P. Ciavarella, Chief Financial Officer of the Company since January 12, 2015, resigned effective February 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 10, 2015	Corporate Resource Services, Inc.

	By	/s/ John P. Messina, Sr.
Name: John P. Messina, Sr.
Title: Chief Executive Officer